CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We consent to the references to our Firm in the Pre-Effective Amendment to the Registration Statement on Form N-1A of The Renaissance Capital Greenwich Funds.

                                                _____________/s/________________
                                                Tait, Weller, & Baker

Philadelphia, Pennsylvania
October 29, 1997